SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to ss. 240.14a-12


                         COMMUNITY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:
                __________________________

       2)       Aggregate number of securities to which transaction applies:
                __________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                __________________________

       4)       Proposed maximum aggregate value of transaction:
                $________________________

       5)       Total fee paid:
                _________________________

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         COMMUNITY FINANCIAL CORPORATION






                                                                   June 26, 2000






Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Community Financial Corporation, we cordially invite you to attend the annual meeting of Community Financial Corporation stockholders. The meeting will be held at 6:30 p.m., local time, on July 26, 2000, at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401. The annual meeting will include management's report to you on our fiscal year 2000 financial and operating performance.

     The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement. An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

     Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save Community Financial additional solicitation expenses and will ensure that your shares are represented at the annual meeting.

     On behalf of your Board of Directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

                                               Very truly yours,

                                               /s/ James R. Cooke, Jr.

                                               James R. Cooke, Jr., D.D.S.
                                               CHAIRMAN OF THE BOARD

                         COMMUNITY FINANCIAL CORPORATION
                             38 NORTH CENTRAL AVENUE
                            STAUNTON, VIRGINIA 24401
                                 (540) 886-0796


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2000


     Notice is hereby given that the annual meeting of stockholders of Community Financial Corporation will be held at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401, on July 26, 2000, at 6:30 p.m., local time.

     At the annual meeting, stockholders will be asked to consider and vote on the following proposals:

         Proposal I.   Election  of  three  directors,  each for a term of three
                       years; and

         Proposal II.  Ratification of the  appointment of BDO Seidman,  LLP, as
                       independent    accountants   for   Community    Financial
                       Corporation for the year ending March 31, 2001.

Stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     The Board of Directors has fixed the close of business on May 31, 2000, as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

     Ten days before the annual meeting, a complete list of stockholders entitled to vote at the meeting and any adjournments thereof will be available for stockholders to inspect and copy during usual business hours at our executive offices. The list of stockholders also will be available for inspection at the annual meeting.

     The annual report to stockholders, which is not a part of the proxy soliciting materials, accompanies this notice of annual meeting of stockholders, proxy statement and form of proxy, which is first being mailed to stockholders on or about June 26, 2000. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE TAKE THE TIME TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

     Thank you for your continued interest and support.

                                   By Order of the Board of Directors

                                   /s/ Jane C. Hickok

                                   Jane C. Hickok
                                   CORPORATE SECRETARY

                         COMMUNITY FINANCIAL CORPORATION
                             38 NORTH CENTRAL AVENUE
                            STAUNTON, VIRGINIA 24401
                                 (540) 886-0796

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2000
                              --------------------


                                  INTRODUCTION

     The Community Financial Corporation Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of Community Financial Corporation for use at Community Financial Corporation's annual meeting of stockholders and any adjournments thereof. The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about June 26, 2000. References to "Community Financial," "we," "us" and "our" refer to Community Financial Corporation. In addition, certain of the information in this proxy statement relates to Community Bank, a wholly-owned subsidiary of Community Financial.

                      INFORMATION ABOUT THE ANNUAL MEETING

TIME AND PLACE OF THE ANNUAL MEETING

         Our annual meeting will be held as follows:

         DATE:    July 26, 2000
         TIME:    6:30 p.m., local time
         PLACE:   Executive Offices of Community Financial
                  38 North Central Avenue
                  Staunton, Virginia 24401

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the annual meeting, stockholders are being asked to consider and vote on the following proposals:

         ProposalI.    Election  of  three  directors,  each for a term of three
                       years; and

         ProposalII.   Ratification of the  appointment of BDO Seidman,  LLP, as
                       independent accountants for Community Financial for the year ending March 31, 2001.

The stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

WHO IS ENTITLED TO VOTE?

     The Board of Directors has fixed the close of business on May 31, 2000, as the record date for the annual meeting. Only stockholders of record of Community Financial common stock on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. Each stockholder of record on May 31, 2000, will be entitled to one vote for each share of Community Financial common stock held. On May 31, 2000, 2,486,776 shares of Community Financial common stock were issued and outstanding and entitled to vote at the annual meeting.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

     If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

HOW WILL MY SHARES OF COMMON STOCK HELD IN COMMUNITY FINANCIAL'S EMPLOYEE STOCK OWNERSHIP AND 401(K) PROFIT SHARING PLAN BE VOTED?

     We maintain an Employee Stock Ownership and 401(k) Profit Sharing Plan (the "Plan") which owns approximately 3.5% of Community Financial's common stock. Employees of Community Bank participate in the Plan. Each Plan participant instructs the trustee of the Plan how to vote the shares of Community Financial common stock allocated to his or her account under the Plan.

     If a Plan participant properly executes the voting instruction card distributed by the Plan trustee, the Plan trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the Plan trustee with no specific instructions as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of BDO Seidman, LLP, as independent accountants for Community Financial for the year ending March 31, 2001.

     In the event the Plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her Plan account, the Plan trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of BDO Seidman, LLP.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Community Financial common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

     If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

VOTE REQUIRED TO APPROVE PROPOSAL I:  ELECTION OF THREE DIRECTORS

     Three directors are to be elected to serve for a three-year term expiring at the annual meeting of stockholders held in the third year following the year of their election or until their successors are duly elected in accordance with the Articles of Incorporation.

     Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are not voted whether by broker non-vote or votes withheld will have no effect on the election of directors.

     If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

VOTE  REQUIRED  TO  APPROVE   PROPOSAL  II:   RATIFICATION  OF  OUR  INDEPENDENT
ACCOUNTANTS

     Ratification of the appointment of BDO Seidman, LLP, as our independent accountants for the fiscal year ending March 31, 2001, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. Stockholder abstentions on the proposal to ratify the appointment of BDO Seidman, LLP, as our independent accountants will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

     THE COMMUNITY FINANCIAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY BDO SEIDMAN, LLP, AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

HOW TO VOTE AT THE ANNUAL MEETING

     You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

     Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will be voted in accordance with the Community Financial Board's recommendation "FOR" the election of each director nominee and "FOR" the proposal to ratify BDO Seidman, LLP, as our independent accountants for the fiscal year ending March 31, 2001.

     The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. As of the date of the proxy statement, we are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement and the notice of annual meeting of stockholders accompanying the proxy statement.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign and return all proxy cards you receive.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy before it is voted by:

     o   submitting a new proxy with a later date,

     o notifying the Corporate Secretary of Community Financial in writing before the annual meeting that you have revoked your proxy, or

     o   voting in person at the annual meeting.

     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of Community Financial common stock on May 31, 2000, the record date for voting at the annual meeting.

PROXY SOLICITATION COSTS

     Community Financial will pay the costs of soliciting proxies. In addition to this solicitation by mail, our directors, officers and employees may also solicit proxies personally, electronically or by telephone but will not be specially compensated for such solicitation activities. We will also reimburse brokers and other custodians, fiduciaries and nominees for their reasonable expenses in sending these materials to you.

         STOCK OWNERSHIP OF COMMUNITY FINANCIAL CORPORATION COMMON STOCK

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents information regarding the beneficial ownership of Community Financial common stock as of March 31, 2000, by:

     o   each director and director nominee of Community Financial;

     o the "Named Executive Officers," the former Chief Executive Officer and the current Chief Executive Officer of Community Financial named in the "Summary Compensation Table"; and

     o all of the executive officers and directors of Community Financial as a group.

No person or entities (or group of affiliated persons or entities) are known by management to beneficially own more than five percent of the outstanding common stock of Community Financial.

     The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2000, there were 2,511,526 shares of Community Financial common stock outstanding.

                                                                                             AMOUNT AND NATURE OF
                                                                                                 COMMON STOCK
                                                                                              BENEFICIALLY OWNED
                                                                                       ---------------------------------
                                                                                          NUMBER OF
                                                                                            SHARES            PERCENT
                                                                                         BENEFICIALLY           OF
NAME AND BUSINESS ADDRESS OF BENEFICIAL OWNER(1)                                             OWNED             CLASS
-----------------------------------------------------------------------                ----------------    -------------
P. Douglas Richard, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND                                    21,198         *
DIRECTOR NOMINEE(2)(3)

Thomas W. Winfree, FORMER PRESIDENT, CHIEF EXECUTIVE OFFICER AND                                 87,617       3.43%
DIRECTOR(2)(3)(4)

James R. Cooke, Jr., D.D.S., CHAIRMAN OF THE BOARD AND DIRECTOR                                  94,500       3.75%
NOMINEE (2)(5)

Jane C. Hickok, VICE CHAIRMAN OF THE BOARD AND SECRETARY(2)                                      90,441       3.59%

Charles F. Andersen, DIRECTOR(2)                                                                 45,740       1.82%

Charles W. Fairchilds, DIRECTOR(2)                                                                9,110         *

Dale C. Smith, DIRECTOR(2)                                                                       43,600       1.71%

Kenneth L. Elmore, DIRECTOR(2)(4)                                                                52,700       2.09%

Morgan N. Trimyer, Jr., DIRECTOR NOMINEE(2)                                                       3,250         *

All directors and executive officers of Community Financial                                     444,906       16.64%
as a group (13 persons)(6)

-----------------------------------------------------------------------

(*) Represents less than 1% of the outstanding Community Financial common stock.

(1) The business address of each beneficial owner is c/o Community Financial Corporation, 38 North Central Avenue, Staunton, VA 24401.

(2) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days after March 31, 2000, pursuant to the exercise of stock options, as follows:


     Mr. Richard          18,000 shares      Mr. Fairchilds        8,000 shares
     Mr. Winfree          46,000 shares      Mr. Smith             7,000 shares
     Dr. Cooke             8,000 shares      Mr. Elmore            8,000 shares
     Ms. Hickok            8,000 shares      Mr. Trimyer           2,500 shares
     Mr. Andersen          8,000 shares

(3) Includes shares of common stock held by the Employee Stock Ownership and 401(k) Profit Sharing Plan (the "Plan") that have been allocated to accounts of participants. Pursuant to the terms of the Plan, each Plan participant has the right to direct the voting of shares of common stock allocated to his or her account. As of March 31, 2000, the number of shares of common stock allocated to the Plan accounts of the directors and executive officers in the table were:


     Mr. Richard              898 shares
     Mr. Winfree            4,155 shares

(4) Mr. Winfree resigned as President and Chief Executive Officer of Community Financial on January 12, 2000, and as a director on April 12, 2000. Mr. Elmore is retiring as a director at the July 26, 2000, annual meeting.

(5) As part of a Separation and Settlement Agreement, dated March 16, 2000 (the "Agreement"), and finalized May 5, 2000, Mr. Cooke received an irrevocable proxy to vote 50,000 shares of Community Financial common stock. Thus, Mr. Cooke may be deemed to have sole voting power but no investment power with respect to the 50,000 shares of Community Financial common stock covered by the irrevocable proxy.

(6) Includes shares of Community Financial common stock held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares of common stock the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 162,600 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Community Financial's directors and executive officers, and persons who own more than 10% of Community Financial's common stock to report their initial ownership of Community Financial's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Community Financial is required to disclose in this proxy statement any late filings or failures to file.

     Community Financial believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2000, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

     Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth information regarding our Board of Directors, including their age, position with Community Financial and term of office. The "Director Since" column includes service on the Board of Directors of Community Bank as well as service on Community Financial's Board of Directors.

     The Board of Directors selects nominees for election as directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.

     If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

     Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.


                                   AGE AS                                                   TERM
                                   OF THE                                     DIRECTOR    CURRENTLY
               NAME              RECORD DATE         POSITION(S) HELD           SINCE      EXPIRES
   -----------------------------------------------------------------------------------------------


                                     DIRECTOR NOMINEES FOR TERMS TO
                                   EXPIRE AT THE 2003 ANNUAL MEETING
   P. Douglas Richard                56        President, Chief Executive       2000*        N/A
                                               Officer

   James R. Cooke, Jr.,              62        Chairman of the Board            1984        2000
   D.D.S.

   Morgan N. Trimyer, Jr.            57                       N/A                N/A         N/A

                                     DIRECTORS CONTINUING IN OFFICE

   Jane C. Hickok                    63        Vice Chairman of the Board       1983        2001
                                               and Secretary

   Dale C. Smith                     61        Director                         1980        2001

   Charles F. Andersen, MD           58        Director                         1990        2002

   Charles W. Fairchilds             52        Director                         1996        2002

         ----------------------
         * Mr. Richard was appointed to the Board of Directors of Community Financial on April 26, 2000.

     SET FORTH BELOW IS THE PRINCIPAL OCCUPATION OF EACH DIRECTOR OF COMMUNITY FINANCIAL AND OF EACH OF THE NOMINEES FOR DIRECTOR. ALL DIRECTORS AND NOMINEES HAVE HELD THEIR PRESENT POSITIONS FOR AT LEAST FIVE YEARS UNLESS OTHERWISE INDICATED.

     P. DOUGLAS RICHARD. Mr. Richard was appointed the Acting President and Chief Executive Officer of Community Financial and Community Bank on January 12, 2000, and became the President and Chief Executive Officer of Community Financial and Community Bank on April 26, 2000. He was appointed to the Board of Directors of Community Financial on April 26, 2000. From January 1, 1997, to January 12, 2000, Mr. Richard was a Senior Vice President of Community Bank. From December 1993 to January 1996, he was President and Chief Executive Officer of Seaboard Bancorp.

     JAMES R. COOKE, JR., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

     MORGAN N. TRIMYER, JR. Mr. Trimyer has served as Vice President and Partner of Welton, Duke & Hawks, Inc., an insurance company headquartered in Portsmouth, Virginia, since 1984. He is also a Vice

President with Valley Insurance Agency, Inc. located in Lexington, Virginia, and has 30 years of experience in the insurance industry in Virginia.

     JANE C. HICKOK. Mrs. Hickok was elected Vice Chairman of the Board in October 1994 and Secretary of Community Financial in October 1998. She had previously retired as President and Chief Executive Officer of Community Bank in October 1994 after serving since 1984. Mrs. Hickok had also retired as President and Chief Executive Officer of Community Financial in January 1995, but continues to serve as a director of Community Financial and Community Bank. Mrs. Hickok was elected as a director of Community Bank in 1983 and as a director of Community Financial in 1990 when it became the holding company of Community Bank.

     DALE C. SMITH. Mr. Smith is the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store.

     CHARLES F. ANDERSEN, M.D. Dr. Andersen is an orthopedic surgeon in private practice in Waynesboro, Virginia.

     CHARLES W. FAIRCHILDS. Mr. Fairchilds has been the President of Allied Ready Mix Co., a concrete company located in Waynesboro, Virginia since 1987.

                             MEETINGS AND COMMITTEES

MEETINGS

     Meetings of the Board of Directors of Community Financial are generally held on a monthly basis. Meetings of the Board of Directors of Community Bank, Community Financial's wholly-owned operating subsidiary, also are generally held once per month. The Community Financial Board of Directors conducted 12 regular meetings and no special meetings during fiscal 2000. The Board of Directors of Community Bank conducted 12 regular meetings and two special meetings during fiscal 2000. Each director attended at least 75% of (i) Community Financial's Board meetings and any committees on which he or she served and (ii) Community Bank's Board meetings and any committees on which he or she served.

COMMITTEES

     The  Board  of  Directors  of  Community   Financial  has  three   standing
committees:   the  Audit  Committee,   the  Executive  and  Long-Range  Planning
Committee, and the Stock Option Committee.

     Community Financial's Audit Committee currently consists of the seven directors who comprise its Board. As of the date of this proxy statement, six of the seven Audit Committee members were "independent directors" as defined in the Nasdaq Stock Market rules. In addition, Community Financial's Board as currently constituted meets the audit committee composition Exception for Small Business Filers in the Nasdaq Stock Market rules, which requires Small Business Filers to establish and maintain an audit committee of at least two members, a majority of the members of which shall be "independent directors."

     The functions of the Audit Committee in connection with the annual audit matters are as follows:

     o review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

     o ascertain the existence of effective accounting and internal control systems; and

     o   oversee  the  entire  audit  function,   both  internal  and  with  the
         independent accountants.

     The Audit Committee met one time during fiscal 2000 to discuss the annual audit.

     The Executive and Long-Range Planning Committee is responsible for formulating future plans and discussing objectives and corporate goals of Community Financial. Directors Andersen, Cooke, Fairchilds and Hickok currently serve on this committee. This committee met four times during fiscal 2000.

     The Stock Option Committee is responsible for administering Community Financial's Stock Option and Incentive Plan. Directors Cooke and Smith serve on this committee which met one time during fiscal 2000.

     Community Financial has not paid any compensation to its officers or directors since its formation. Accordingly, all compensation matters are addressed by Community Bank's Compensation and Benefits Committee, in consultation with Community Bank's Board of Directors. The Compensation and Benefits Committee is responsible for:

     o reviewing our compensation policies, and establishing the ranges of compensation paid to officers and employees;

     o determining salaries to be paid to our officers and employees, based on recommendations from supervisors, including the President and Chief Executive Officer, who yearly evaluate the officers and employees they supervise. Based on that evaluation, the supervisors make a recommendation to the President and Chief Executive Officer of Community Bank on the amount of salary and bonus to be paid. The President and Chief Executive Officer of Community Bank either adopts the recommendation or modifies the supervisor's recommendation. Finally, the recommendation is presented to the Board of Directors for their review. The Board determines whether to ratify, modify or reject the recommendation; and

     o overseeing the administration of our employee benefit plans covering employees generally.

     Directors Richard, Cooke, Hickok, Smith and Fairchilds serve on this committee. The Compensation and Benefits Committee met one time during fiscal 2000 to discuss compensation matters.

                              DIRECTOR COMPENSATION

     Directors are not paid for services on the Board of Directors of Community Financial. We may, if we believe it is necessary to attract or retain qualified directors or if it is otherwise beneficial to Community Financial, adopt a policy of paying directors for service on the Community Financial Board.

     Community Bank employees receive no extra pay for services as directors. Non-employee directors of Community Bank, other than the Chairman of the Board, receive a director's retainer fee of $800 per month and meeting fee of $100 for each committee meeting attended. The Chairman of the Board receives a chairman's retainer fee of $1,600 per month. The Chairman of the Board receives no additional compensation for attending committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth summary information concerning compensation awarded to, earned by or paid to our chief executive officer and our former chief executive officer for the fiscal year ended March 31, 2000. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. The term "Named Executive Officers" in this proxy statement refers to the officers listed in the table below.

                                                                                     LONG TERM
                                 ANNUAL COMPENSATION                                COMPENSATION
                                                                                       AWARDS
                                                                                 ------------------
                                                                                    SECURITIES
                                                                                     UNDERLYING         ALL OTHER
                                           FISCAL    SALARY(1)        BONUS           OPTIONS         COMPENSATION
         NAME AND PRINCIPAL POSITION        YEAR        ($)            ($)              (#)                ($)
        -----------------------------      ------      -----          -----            -----              ----

    P. DOUGLAS RICHARD(2)                   2000         $ 78,375        $12,500              5,000       $   4,846(3)
    PRESIDENT AND CHIEF
    EXECUTIVE OFFICER of Community
    Financial and Community Bank

    THOMAS W. WINFREE(4)                    2000          136,500              0                  0         245,263(5)
    FORMER PRESIDENT, CHIEF EXECUTIVE
    OFFICER AND DIRECTOR of Community
    Financial and Community Bank
                                            1999          130,000          7,800              6,000              4,214

                                            1998          115,500         12,000              8,000              3,368

    ----------------------
    (1) Salary includes amounts deferred at the election of the Named Executive Officer through the 401(k) feature of the Community Financial Employee Stock Ownership and 401(k) Profit Sharing Plan (the "Plan").

    (2) Mr. Richard was named acting President and Chief Executive Officer of Community Financial on January 12, 2000. On April 26, 2000, he was named President and Chief Executive Officer and appointed a director of Community Financial.

    (3) Represents payments on behalf of the executive, as follows: $4,702 to Community Financial's 401(k) feature of the Plan and $144 in premiums for a term life insurance policy.

    (4) Mr. Winfree resigned as President and Chief Executive Officer of Community Financial on January 12, 2000, and resigned as a director of Community Financial on April 12, 2000.

    (5) Represents payments on behalf of the executive, as follows: $5,119 to Community Financial's 401(k) feature of the Plan and $144 in premiums for a term life insurance policy. Also includes $240,000 paid on April 13, 2000, as a termination payment pursuant to Mr. Winfree's employment agreement with Community Bank. Mr. Winfree has a supplemental retirement agreement with Community Bank. Under this agreement, if Mr. Winfree reaches age 65, he will receive a monthly benefit payment of $120 for 20 years.

                        OPTION GRANTS IN FISCAL YEAR 2000

     The following table shows information with respect to grants of options to the Named Executive Officers for the fiscal year ended March 31, 2000. The options were granted under the Company's Stock Option and Incentive Plan.

                                                                INDIVIDUAL GRANTS
                            ----------------------------------------------------------------------------------------
                                 NUMBER OF                 % OF TOTAL
                                SECURITIES             OPTIONS GRANTED TO
                                UNDERLYING                 EMPLOYEES             EXERCISE PRICE          EXPIRATION
         NAME               OPTIONS GRANTED (#)          IN FISCAL YEAR            ($/SHARE)                DATE
         ----               -------------------          --------------            ---------                ----

P. Douglas Richard               5,000(1)                    18.2 %                  $9.75                 3/2/10
----------------------

(1) Options are granted at the fair market value on the date of grant. Options vest immediately and expire 10 years after the date of grant.

                       2000 FISCAL YEAR-END OPTION VALUES

     The following table summarizes certain information relating to stock options held by Messrs. Richard and Winfree during the fiscal year ended March 31, 2000 and the value of such options at March 31, 2000. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on March 31, 2000, which was $9.63 per share, based on the closing price of Community Financial common stock as reported on the Nasdaq Small Cap Market. These values have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Community Financial common stock on the date of exercise. Unexercisable options are those which have not yet vested.

                                    NUMBER OF SECURITIES
                                   UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                         OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                    FISCAL YEAR-END (#)              FISCAL YEAR-END ($)
                                    -------------------              -------------------

             NAME               EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
             ----               -----------     -------------    -----------    -------------

    P. Douglas Richard              18,000                0              0                 0
    Thomas W. Winfree               46,000            3,000        $30,000                 0


EMPLOYMENT AGREEMENT WITH P. DOUGLAS RICHARD

     Community Bank currently has an employment agreement with President Richard for his services as Vice President of Community Bank. The agreement became effective April 1, 1999, for a minimum annual base salary of $78,375 and an initial term of one year. The agreement provides for one year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Richard's performance by the Board of Directors of Community Bank. Mr. Richard's salary may be increased, but not decreased, at the sole and absolute discretion of Community Bank's Board of Directors. The agreement further provides for termination upon Mr. Richard's death, for cause or in certain events specified by the Office of Thrift Supervision regulations.

     Upon the terms of the employment agreement, if Mr. Richard's employment with Community Bank is terminated for any reason following a "change in control" (as defined in the agreement), other than for cause or as a result of Mr. Richard's death, then Community Bank will pay to Mr. Richard, in addition to all other payments and benefits to which he is entitled under any other contract, an amount equal to 1.5 times the total of his salary and bonus received during the 12 months ending with the termination of his employment. Accordingly, if Mr. Richard was terminated as of March 31, 2000, he would have been entitled to receive approximately $117,562 pursuant to this provision.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Community Financial Board of Directors has renewed arrangement's for BDO Seidman, LLP, to be its independent accountants for the fiscal year ending March 31, 2001, subject to ratification of the appointment by stockholders. A representative of BDO Seidman, LLP, is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP, AS COMMUNITY FINANCIAL'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING MARCH 31, 2001.

                              CERTAIN TRANSACTIONS

     Community Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans made by Community Bank to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Community Financial. All loans to directors and executive officers were performing in accordance with their terms at March 31, 2000.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 38 North Central Avenue, Staunton, Virginia 24401, on or before March 1, 2001. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any stockholder proposal must be received at our main office not less than 20 days prior to the annual meeting; provided, however, if less than 30 days notice of the date of next year's annual meeting is given to stockholders, the stockholder proposal must be received on or before the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed.

     All stockholder proposals for inclusion in Community Financial's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any stockholder proposal, regardless of whether it is included in our proxy materials, Community Financial's certificate of incorporation and bylaws and Virginia law.

                                 ANNUAL REPORTS

     Stockholders of record on May 31, 2000, should have received a copy of our 2000 annual report to stockholders either with this proxy statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to stockholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

     IN ADDITION, A COPY OF COMMUNITY FINANCIAL'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2000, IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF COMMUNITY FINANCIAL'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, COMMUNITY FINANCIAL CORPORATION, 38 NORTH CENTRAL AVENUE, STAUNTON, VIRGINIA 24401.

                                  OTHER MATTERS

     We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
REVOCABLE PROXY          COMMUNITY FINANCIAL CORPORATION           July 26, 2000
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------


      The undersigned hereby appoints the members of the Board of Directors of Community Financial Corporation, and the survivors of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Community Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on Wednesday, July 26, 2000, at 6:30 p.m., local time, and at any and all adjournments thereof, as follows:

I. The election as directors of all nominees listed below for three-year terms to expire in the year 2003 (except as marked to the contrary).

                     FOR / / VOTE WITHHELD / / FOR ALL EXCEPT / /

INSTRUCTIONS: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X". TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX "VOTE WITHHELD" WITH AN "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX "FOR ALL EXCEPT" WITH AN "X" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW FOR WHOM YOU WISH YOUR VOTE WITHHELD.

      P. DOUGLAS RICHARD   JAMES R. COOKE, JR., D.D.S.    MORGAN N. TRIMYER, JR.

II. Ratification of the appointment of BDO Seidman, LLP, as Community Financial's independent accountants for the fiscal year ending March 31, 2001.

                            FOR / /   AGAINST / /   ABSTAIN / /

      In their discretion,the proxies are authorized to vote on any other business that may properly come before the annual meeting and any adjournments thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                IMPORTANT! PLEASE SIGN AND DATE ON REVERSE SIDE!

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Community Financial at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Community Financial at or before the annual meeting; or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Community Financial, prior to the execution of this proxy, of the Notice of the Annual Meeting, a Proxy Statement dated June 26, 2000 and an Annual Report to Stockholders.



Dated:  _________________________, 2000






                              --------------------------------------------------
                              SIGNATURE OF STOCKHOLDER



                              --------------------------------------------------
                              SIGNATURE OF STOCKHOLDER


                              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


--------------------------------------------------------------------------------
         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------